                      SETTLEMENT AGREEMENT
                      --------------------

          This Settlement Agreement, dated as of February 3, 1995 (the "Execution Date"), is made by and among PAUL F. SHOEN ("P. SHOEN"); AMERCO, a Nevada corporation; EDWARD J. SHOEN, RICHARD
J. HERRERA, MARK V. SHOEN, AUBREY K. JOHNSON, WILLIAM E. CARTY, JAMES P. SHOEN, CHARLES J. BAYER and JOHN M. DODDS (collectively, the "AMERCO DIRECTORS"); the AMERCO EMPLOYEE SAVINGS, PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN (the "AMERCO ESOP"); and DONALD W. MURNEY and GARY B. HORTON (with EDWARD J. SHOEN, the "ESOP TRUSTEES").
I.   RECITALS.
     --------
     A.   The Proxy Litigation.
          --------------------
          1.1 On or about July 19, 1994, P. SHOEN filed a Complaint in the United States District Court for the District of Nevada (the "District Court"), asserting claims for legal and equitable relief against AMERCO, the AMERCO DIRECTORS, the AMERCO ESOP and the ESOP TRUSTEES, under the caption PAUL F. SHOEN v.
                                              ----------------
AMERCO, et al., Case No. CV-N-94-0475-ECR (hereinafter referred
- --------------
to as the "PROXY LITIGATION").
          1.2 On or about July 20, 1994, the District Court entered its Order temporarily restraining the holding of AMERCO's 1994 Annual Meeting (the "TRO"). Subsequent orders of the District Court extended the effect of the TRO until the District Court's ruling on P. SHOEN's application for a preliminary injunction, which is discussed below.

          1.3  On or about October 5, 1994, the District Court
entered its Memorandum and Order, vacating the TRO, and issuing a preliminary injunction granting certain relief (the "Preliminary Injunction").
          1.4  On or about October 11, 1994, AMERCO and the
AMERCO DIRECTORS, and the AMERCO ESOP and the ESOP TRUSTEES,
filed their respective Notices of Appeal from the Preliminary Injunction to the United States Court of Appeals for the Ninth Circuit. The appeal taken by AMERCO and the AMERCO DIRECTORS bears Case No. 94-16812, and the appeal taken by the AMERCO ESOP and the ESOP TRUSTEES bears Case No. 94-16809 (collectively, the
"FIRST APPEALS").
          1.5 On or about October 24, 1994, the District Court entered an Order in the PROXY LITIGATION, modifying the
Preliminary Injunction (the "Modifying Order").
          1.6  On or about November 10, 1994, AMERCO and the
AMERCO DIRECTORS, and the AMERCO ESOP and the ESOP TRUSTEES,
filed their respective Notices of Appeal from the Modifying Order to the United States Court of Appeals for the Ninth Circuit. The appeal taken by AMERCO and the AMERCO DIRECTORS bears Case No. 94-17101, and the appeal taken by the AMERCO ESOP and the ESOP TRUSTEES bears Case No. 94-17103 (collectively, the "SECOND
APPEALS").
          1.7 As of the Execution Date, there has been no final adjudication on the merits of any claim, defense, allegation or issue in the PROXY LITIGATION, and there has been no final ruling or determination in the FIRST APPEALS or the SECOND APPEALS.
     B.   The Paul Shoen Arbitration.
          --------------------------
          1.8 On or about April 8, 1994, P. SHOEN commenced an arbitration proceeding against AMERCO pursuant to Section 4.11 of that certain Share Repurchase and Registration Rights Agreement between P. SHOEN and AMERCO, dated as of March 1, 1992 (the "Registration Rights Agreement").
          1.9  In his arbitration proceeding initiated on or
about April 8, 1994, P. SHOEN requested various forms of relief.
(The arbitration claims and proceedings initiated by P. SHOEN are referred to hereinafter as the "PAUL SHOEN ARBITRATION".)
          1.10 As of the Execution Date, there has been no adjudication on the merits of any claim, defense, allegation or issue in the PAUL SHOEN ARBITRATION.
     C.   The Defense Costs Dispute.
          -------------------------
          1.11 On or about August 2, 1988, an action was
commenced in the Superior Court of the State of Arizona, Maricopa County, by certain AMERCO shareholders against, inter alia, the persons who constituted the AMERCO Board of Directors as of July
1988, including P. SHOEN.  That lawsuit is captioned SAMUEL W.
                                                     ---------
SHOEN, M.D., et al. v. EDWARD J. SHOEN, et al., Case No. CV 88-
- ----------------------------------------------
20139 (the "SHAREHOLDER LITIGATION").
          1.12 On or about December 5, 1989, P. SHOEN entered
into an Indemnity Agreement with AMERCO, dated as of February 6, 1989.
          1.13 During the trial of the SHAREHOLDER LITIGATION
from August to October 1994, P. SHOEN was separately represented by counsel of his own choosing.
          1.14 A dispute has arisen between P. SHOEN and AMERCO concerning the extent of AMERCO's obligation, if any, to bear the cost of separate and independent counsel chosen by P. SHOEN in the SHAREHOLDER LITIGATION, and in any future appeal(s) and/or retrial(s) of the SHAREHOLDER LITIGATION (the "DEFENSE COSTS DISPUTE").
     D.   The P. SHOEN Registration.
          -------------------------
          1.15 On or about September 1, 1994, P. SHOEN gave
notice to AMERCO of his intention to register and sell 500,000 shares of his AMERCO common stock pursuant to the Registration
Rights Agreement (the "P. SHOEN Registration").
          1.16 On or about December 29, 1994, AMERCO commenced an arbitration proceeding against P. SHOEN, demanding arbitration of certain disputes related to the P. SHOEN Registration (the
"AMERCO Arbitration").
     E.   The Revision of The Right of First Refusal.
          ------------------------------------------
          1.17 On or about January 10, 1995, AMERCO modified the
right of first refusal contained in its Bylaws as reflected on
Exhibit No. 1 which is attached hereto.  A fundamental assumption of the parties' settlement negotiations is that this modification will remain in effect.
     F.   The Settlement Conference.
          -------------------------
          1.18 On or about December 14, 1994, upon motion filed
by AMERCO and the AMERCO DIRECTORS in the PROXY LITIGATION, the District Court ordered all of the parties to this Settlement
Agreement (collectively, the "Parties" or, individually, a
"Party") to participate in a settlement conference before
Magistrate Judge Robert Johnston in Las Vegas, Nevada.
          1.19 The Settlement Conference was convened by
Magistrate Judge Johnston on January 12, 1995 (hereinafter, the "Settlement Date"), and all of the Parties to the Settlement
Agreement participated therein, either directly or through their authorized representatives.
          1.20 At the Settlement Conference, the Parties hereto, represented by counsel, freely and voluntarily negotiated and placed on the record before the Magistrate Judge the terms of their settlement.  The Parties enter this Settlement Agreement for the purpose of memorializing their settlement and settling and compromising all the Parties' disputes in the PROXY
LITIGATION, the FIRST APPEALS, the SECOND APPEALS, the PAUL SHOEN ARBITRATION, the DEFENSE COSTS DISPUTE, and any and all other claims or disputes based on any acts, events, representations or omissions occurring on or before the Settlement Date, between and/or among P. SHOEN and any or all of the other Parties to this Settlement Agreement, except as specifically provided herein, without any Party to this Settlement Agreement admitting or
conceding, either expressly or implicitly, any liability or
wrongdoing whatsoever.
II.  SETTLEMENT TERMS
     ----------------
          2.1  The Parties to this Settlement Agreement covenant
and agree that, upon the execution of this Settlement Agreement, they will instruct their respective legal counsel promptly to sign and file with the District Court a Stipulation for Dismissal of the PROXY LITIGATION in substantially the same form as is attached hereto as Exhibit No. 2, and incorporated herein by this reference. The Parties further covenant and agree that they will take such further action, if any, as may be necessary to ensure that the PROXY LITIGATION shall be dismissed promptly, with
prejudice, each side to bear its own costs and fees. The Parties further agree that if any third party attempts to intervene as a plaintiff in the PROXY LITIGATION, AMERCO and/or the other defendants shall be responsible for defending against and
otherwise responding to such intervention, and P. SHOEN shall be obligated only to join in any opposition that AMERCO may submit and provide such reasonable assistance as AMERCO may request, at AMERCO's expense. P. SHOEN covenants and agrees that he will not encourage any third party to pursue any of the claims asserted in the PROXY LITIGATION, and that he will not assist in any way any third party to pursue any such claims; provided, however, that P. SHOEN may provide any discovery or testimony required by law.
          2.2  The Parties covenant and agree that, upon the
execution of this Settlement Agreement, they will instruct their respective counsel promptly to sign and file with the Ninth
Circuit the Stipulations for Dismissal of the FIRST APPEALS and
the SECOND APPEALS in substantially the same forms as are
attached hereto as Exhibit Nos. 3 and 4, and incorporated herein by this reference.  The Parties further covenant and agree that they will take such further action, if any, as may be necessary to ensure that the FIRST APPEALS and the SECOND APPEALS shall be dismissed promptly, each side to bear its own costs and fees.
          2.3 P. SHOEN and AMERCO covenant and agree that, upon execution of this Settlement Agreement by all Parties, they will instruct their respective counsel promptly to sign and file with the arbitration panel in the PAUL SHOEN ARBITRATION the
Stipulation for Dismissal in substantially the same form as is attached hereto as Exhibit No. 5, and incorporated herein by this reference. P. SHOEN and AMERCO further covenant and agree that they will take such further action, if any, as may be necessary to ensure that the PAUL SHOEN ARBITRATION shall be dismissed promptly, each side to bear its own costs and fees.
          2.4  AMERCO covenants and agrees that immediately upon
the execution of this Settlement Agreement by all Parties, it will pay to P. SHOEN the sum of NINE HUNDRED TWENTY-FIVE THOUSAND
and NO/100 DOLLARS ($925,000.00).
          2.5  AMERCO covenants and agrees that it will afford to
P. SHOEN the same defense and indemnification rights that are afforded to the other defendants in the SHAREHOLDER LITIGATION.
Except to the extent of the compromise of the DEFENSE COSTS
DISPUTE provided in subparagraphs 2.5.1 through 2.5.4 of this Settlement Agreement, nothing set forth in this Settlement
Agreement shall be deemed to limit, alter or otherwise affect the terms of P. SHOEN's Indemnity Agreement with AMERCO dated as of February 6, 1989 (the "Indemnity Agreement"), or any rights or obligations P. SHOEN may have under applicable common or statutory law.
               2.5.1  AMERCO covenants and agrees that if there
is a retrial of the SHAREHOLDER LITIGATION only as to P. SHOEN,
AMERCO will reimburse P. SHOEN for the defense costs and fees for counsel of P. SHOEN's own choosing, including the costs and fees incurred by P. SHOEN for any subsequent appeal(s).
               2.5.2  AMERCO covenants and agrees that if there
is a retrial limited to the issue of damages in the SHAREHOLDER LITIGATION as to multiple defendants, including P. SHOEN, AMERCO will pay up to FIFTY THOUSAND and NO/100 DOLLARS ($50,000.00) to reimburse P. SHOEN for separate defense costs and fees for counsel of P. SHOEN's own choosing incurred for such retrial, including any subsequent appeal(s) therefrom. In exchange, P.
SHOEN covenants and agrees that AMERCO shall not be obligated, in connection with such retrial, including any subsequent appeal(s) therefrom, to reimburse P. SHOEN for in excess of FIFTY THOUSAND and NO/100 DOLLARS ($50,000.00) for separate defense costs and fees incurred by P. SHOEN.
               2.5.3  AMERCO covenants and agrees that if there
is a retrial of liability and damages in the SHAREHOLDER
LITIGATION as  to multiple defendants, including P. SHOEN, AMERCO will pay up to ONE HUNDRED THOUSAND and NO/100 DOLLARS
($100,000.00) to reimburse P. SHOEN for separate defense costs and fees for counsel of P. SHOEN's own choosing incurred for such retrial, including any subsequent appeal(s) therefrom. In exchange, P. SHOEN covenants and agrees that AMERCO shall not be obligated , in connection with such retrial, including any subsequent appeal(s) therefrom, to reimburse P. SHOEN for in excess of ONE HUNDRED THOUSAND and NO/100 DOLLARS ($100,000.00)
for separate defense costs and fees incurred by P. SHOEN.
               2.5.4  P. SHOEN covenants and agrees that if there
is an appeal from the Superior Court's rulings on any or all of the post-trial motions pending in the SHAREHOLDER LITIGATION as of the Settlement Date, and that appeal involves multiple
defendants, including P. SHOEN, without an intervening trial, P. SHOEN, and not AMERCO, will bear the costs and fees for separate counsel of his own choosing, if any, incurred in connection with such appeal.
               2.5.5  To the extent, if any, that P. SHOEN
decides to have his interests in any proceedings in the
SHAREHOLDER LITIGATION represented by the legal counsel provided by AMERCO for the representation of the other defendants, AMERCO covenants and agrees that it will pursue and protect P. SHOEN's interests equally with the interests of the other defendants.
          2.6  The AMERCO DIRECTORS, in the exercise of their
business judgment, agree to nominate P. SHOEN as one of the
AMERCO DIRECTORS' slate of candidates for election to the AMERCO
Board of Directors for a term expiring at the 1998 AMERCO Annual Meeting, which position will be filled at AMERCO's 1994 Annual
Meeting (i.e., at the first Annual Meeting of AMERCO shareholders held after the date of this Settlement Agreement or an
adjournment or postponement thereof).  AMERCO shall solicit
proxies and otherwise support the election of P. SHOEN as a
Director at the 1994 Annual Meeting in the same manner and with the same resources and materials as it uses on behalf of all other candidates on the AMERCO DIRECTORS' slate.  P. SHOEN
covenants and agrees that he will not solicit proxies for any candidate for election to the AMERCO Board of Directors at the
1994 Annual Meeting.  The AMERCO DIRECTORS make no representation as to the likelihood of success of their slate of candidates for election to the Board of Directors at the 1994 Annual Meeting.
In the event that P. SHOEN is elected to the AMERCO BOARD, he shall have the same rights, privileges and perquisites as a
director as are afforded to each of the other directors.
          2.7  P. SHOEN covenants and agrees that he will run at
the 1994 Annual Meeting of AMERCO shareholders only as one of
AMERCO's management's candidates for Director, and that he will not also run in the 1994 Annual Meeting election as a Director candidate of any other group or constituency. P. SHOEN further covenants and agrees that he will not conduct his own proxy campaign in support of or in opposition to any proposal for
decision by shareholder vote at the 1994 Annual Meeting of
AMERCO. P. SHOEN hereby withdraws the shareholder proposals and Director nominations that he submitted for consideration at the
AMERCO Annual Meeting originally scheduled for July 21, 1994, and he covenants and agrees that he will not submit any new proposals or nominations for the 1994 Annual Meeting.  Nothing contained in this paragraph shall be deemed to limit or restrict P. SHOEN's ability to submit nominations or proposals, or to solicit
proxies, for the 1995 and later Annual Meetings of AMERCO.
Similarly, nothing contained in this paragraph shall be deemed to obligate any Party to this Settlement Agreement to nominate and/or support P. SHOEN for election to the AMERCO Board of
Directors at any Annual Meeting other than the 1994 Annual
Meeting.
          2.8  P. SHOEN hereby reaffirms and ratifies that
certain Amended and Restated Stockholder Agreement dated as of
May 1, 1992, to which P. SHOEN is a party (the "Stockholder Agreement"), and acknowledges that he shall remain bound by the Stockholder Agreement in accordance with the terms of this
Settlement Agreement.  P. SHOEN covenants and agrees with EDWARD
J. SHOEN, MARK V. SHOEN, JAMES P. SHOEN and the ESOP TRUSTEES (collectively, the "Stockholder Parties"), for and on behalf of the AMERCO Employee Savings and Profit Sharing and Employee Stock Ownership Trust (the "ESOP Trust"), that if the Stockholder
Agreement is, or shall be declared to have been, terminated or invalidated for any reason as a result of any default, breach, failure to perform, omission or action which occurred prior to the Settlement Date (or any future court ruling based on such prior default, breach, failure to perform, omission or action),
P. SHOEN will promptly enter into a new agreement with EDWARD J. SHOEN, MARK V. SHOEN, JAMES P. SHOEN and, if they so choose, the
ESOP TRUSTEES (or any successor Trustees, as the case may be), for and on behalf of the ESOP Trust, as well as any other
stockholder of AMERCO common stock who desires to become a party to such agreement in accordance with its terms, to combine the voting power of P. SHOEN's AMERCO common stock with the voting power of the AMERCO common stock voted respectively by EDWARD J. SHOEN, MARK V. SHOEN, JAMES P. SHOEN and, if they so choose, the
ESOP TRUSTEES (or any successor Trustees, as the case may be), for and on behalf of the ESOP Trust, as well as the voting power of the AMERCO common stock voted by any other AMERCO stockholder who desires to become a party to such agreement in accordance with its terms, on the same terms and conditions as those
contained in the Stockholder Agreement, for the remainder of the full term established in the Stockholder Agreement (i.e., until
March 5, 1999).  P. SHOEN expressly acknowledges and warrants that his agreement, as set forth in the immediately preceding sentence, is not merely an agreement to agree, but rather is a statement of his present intention and agreement that he will continue to be bound by the terms and provisions set forth in the Stockholder Agreement for the duration of its term. P. SHOEN and the Stockholder Parties covenant and agree that they will vote in favor of the AMERCO DIRECTORS' slate of candidates for election at the 1994 Annual Meeting, including P. SHOEN.
          2.9  AMERCO and the AMERCO DIRECTORS covenant and agree
that they will proceed in good faith to select and appoint three independent Trustees for the AMERCO ESOP.
III. RELEASES.
     --------
          3.1 In consideration of the promises and covenants set forth in this Settlement Agreement, P. SHOEN, for himself and his marital community, heirs, executors, administrators, assigns, agents, representatives and beneficiaries, does hereby release and forever discharge AMERCO, the AMERCO DIRECTORS, the AMERCO
ESOP and the ESOP TRUSTEES, and their respective marital
communities, predecessors, successors, affiliates, parents, subsidiaries, agents, representatives, servants, employees and attorneys, of and from any and all claims, liabilities, demands and causes of action of whatsoever nature, whether known or
unknown, asserted or unasserted, for any and all relief, damages or losses of whatsoever nature, whether contractual or extracontractual, direct or consequential, known or unknown, which are based upon or arise from events, acts, representations or omissions occurring on or before the Settlement Date.
          3.2 In consideration of the promises and covenants set forth in this Settlement Agreement, AMERCO, the AMERCO DIRECTORS, the AMERCO ESOP, and the ESOP TRUSTEES, for themselves and their respective marital communities, predecessors, successors, affiliates, parents, subsidiaries, heirs, assigns, executors, administrators, agents, representatives and beneficiaries, do hereby release and forever discharge P. SHOEN, his marital
community, and his agents, representatives, servants, employees and attorneys, of and from any and all claims, liabilities,
demands and causes of action of whatsoever nature, whether known or unknown, asserted or unasserted, for any and all relief,
damages or losses of whatsoever nature, whether contractual or extracontractual, direct or consequential, known or unknown, which are based upon or arise from events, acts, representations or omissions occurring on or before the Settlement Date.
          3.3 Nothing contained in this Settlement Agreement, including the releases set forth in paragraphs 3.1 and 3.2, shall be deemed to release, discharge or otherwise affect (a) the
claims asserted by AMERCO in the AMERCO Arbitration; (b) any claim that might be asserted after the Settlement Date by P.
SHOEN or by AMERCO relating to the P. SHOEN Registration,
regardless of whether such claim is based upon acts or events occurring before the Settlement Date; (c) any claim or cause of action of Sophia M. Shoen against any Party hereto, and any claim or cause of action against Sophia M. Shoen by any Party hereto;
(d) any claim for contribution or indemnity against any Party to this Settlement Agreement with respect to any claim or liability arising out of the SHAREHOLDER LITIGATION; and (e) any right, duty or obligation of any Party hereto, after the Settlement
Date, pursuant to this Settlement Agreement, the Registration
Rights Agreement, the Stockholder Agreement, the P. SHOEN Merger Option Agreement dated as of March 1, 1992 and/or P. SHOEN's Consulting Agreement with AMERCO dated as of March 5, 1992.
IV.  MISCELLANEOUS PROVISIONS
     ------------------------
          4.1 This Settlement Agreement contains all of the material terms and provisions that were negotiated among the Parties at the Settlement Conference in the PROXY LITIGATION on January 12, 1995, and is the complete and exclusive statement of the entire settlement agreement among the Parties hereto. No
Party has relied upon any representations, covenants, agreements or warranties of any kind, by, between or among any of the Parties hereto, relating to any of the terms or provisions contained in this Settlement Agreement, that are not set forth specifically herein.
          4.2 This Settlement Agreement may not be modified except by a writing signed by all Parties hereto.
          4.3 This Settlement Agreement, and all of the rights and obligations set forth herein, shall be binding upon and inure to the benefit of the Parties hereto, their respective marital communities, and their successors, heirs and assigns.

          4.4 The Parties to this Settlement Agreement, for themselves and for their successors, heirs, assigns, personal representatives, administrators and marital communities, hereby represent and warrant to each other that (a) they have full capacity and authority to enter into, execute, deliver and perform this Settlement Agreement; and (b) they have not assigned or transferred any claim, liability, demand or cause of action released by paragraphs 3.1 and 3.2 above.
          4.5 This Settlement Agreement is to be construed and enforced in accordance with the laws of the State of Nevada.
          4.6 This Settlement Agreement may be executed by the Parties hereto in any number of counterparts, and each counterpart shall be deemed a duplicate original. Similarly, a photocopy or facsimile of any signature page signed in counterpart by any Party to this Settlement Agreement shall be deemed a duplicate original, provided the original or a photocopy thereof is delivered to counsel for P. SHOEN and AMERCO within five business days of the Execution Date.

                                   /S/ PAUL F. SHOEN
                                   ------------------------------
                                   PAUL F. SHOEN


                                   AMERCO, a Nevada corporation

                                        By /S/ JOHN A LORENTZ
                                           ----------------------
                                        Its ASST SECRETARY
                                            ---------------------

                                   AMERCO EMPLOYEE SAVINGS,PROFIT
                                   SHARING AND EMPLOYEE STOCK
                                   OWNERSHIP PLAN


                                        By /S/ GARY B. HORTON
                                           ----------------------
                                             Trustee

                                        By /S/ DONALD W. MURNEY
                                           ----------------------
                                             Trustee

                                        By /S/ EDWARD J. SHOEN
                                           ----------------------
                                             Trustee

                                   /S/ EDWARD J. SHOEN
                                   ------------------------------
                                   EDWARD J. SHOEN

                                   /S/ MARK V. SHOEN
                                   ------------------------------
                                   MARK V. SHOEN

                                   /S/ JAMES P. SHOEN
                                   ------------------------------
                                   JAMES P. SHOEN

                                   /S/ RICHARD J. HERRERA
                                   ------------------------------
                                   RICHARD J. HERRERA

                                   /S/ WILLIAM E. CARTY
                                   ------------------------------
                                   WILLIAM E. CARTY

                                   /S/ AUBREY K. JOHNSON
                                   ------------------------------
                                   AUBREY K. JOHNSON

                                   /S/ JOHN M. DODDS
                                   ------------------------------
                                   JOHN M. DODDS

                                   /S/ CHARLES J. BAYER
                                   ------------------------------
                                   CHARLES J. BAYER

       18                          /S/ DONALD W. MURNEY
                                   ------------------------------
                                   DONALD W. MURNEY

                                   /S/ GARY B. HORTON
                                   ------------------------------
                                   GARY B. HORTON


APPROVED as to form and content:

LATHAM & WATKINS
Attorneys for Paul F. Shoen

By:  ----------------------------
     Marc W. Rappel


STREICH LANG, P.A.
Attorneys for AMERCO and
Edward J. Shoen, Mark V. Shoen,
James P. Shoen, Richard J. Herrera,
William E. Carty, and Aubrey K.
Johnson, in their capacities as
Directors of AMERCO

By:  /S/ JAMES A. RYAN
     ----------------------------
     James A. Ryan


CAHILL GORDON & REINDEL
Attorneys for Charles J. Bayer and
John M. Dodds, in their capacities
as Directors of AMERCO

By:  ----------------------------
     Laurence A. Silverman

GIBSON, DUNN & CRUTCHER
Attorneys for the AMERCO Employee
Savings, Profit Sharing and Employee
Stock Ownership Plan, and Gary B.
Horton, Edward J. Shoen and
Donald W. Murney, in their
capacities as Trustees of the AMERCO
Employee Savings, Profit Sharing and
Employee Stock Ownership Plan

By:  ----------------------------
     Wayne W. Smith